UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700, Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2021 Ducommun Incorporated (“Ducommun” or the “Company”) (NYSE: DCO) announced the appointment of Christopher D. Wampler, the Company’s Interim Chief Financial Officer and Treasurer, as the Company’s Chief Financial Officer, Controller and Treasurer. The appointment is effective January 27, 2021.

Mr. Wampler, 53, has served as the Company’s Interim Chief Financial Officer and Treasurer since June 2019 and as Vice President, Controller and Chief Accounting Officer since 2016. Mr. Wampler was Vice President and Assistant Controller for several of the Company’s subsidiaries from 2013 to 2015. Prior to joining Ducommun, he served as the Controller of Just Fabulous, Inc., an online subscription retailer, from 2012 to 2013, and as the Division Controller of A.O. Smith Electrical Products Co. from 2004 to 2012. Mr. Wampler holds a Bachelor of Accounting degree from Wright State University and holds CPA, CMA, CFM designations. There is no information that is required to be disclosed with respect to Mr. Wampler pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Wampler’s promotion, Mr. Wampler’s annual base salary has been increased to $360,000, and he be will eligible for participation in the Company’s Officer Annual Incentive Plan. Mr. Wampler will also be entitled to participate in the Company’s long-term incentive plan, which provides annual grants of equity awards, and receive other employee benefits and perquisites provided to similarly situated employees of the Company.

A copy of the press release regarding Mr. Wampler’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Title and Description

99.1	Ducommun Incorporated press release issued on January 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

Date: January 27, 2021	By:	/s/ Stephen G. Oswald
Stephen G. Oswald
Chairman, President and CEO Ducommun Incorporated